UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 18, 2008

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 East Broadway, Gardner, Massachusetts 01440

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 630-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On January 18, 2008, the Registrant entered into an Asset Purchase Agreement for the sale of its custom optical thin film product line and completed the sale on the same date. The assets were acquired by Optometrics Corporation (“Optometrics”), a subsidiary of Dynasil Corporation of America (“Dynasil”). The assets sold include equipment, certain inventory, intellectual property, and a customer list, and the assets will be relocated to Optometrics’ Ayer, MA location within six months. The purchase price was $250,000, and the Registrant will also receive a royalty of 25% of revenues exceeding $300,000 annually from the purchased customer list for a three year period. The Registrant had no previous material relationship with Dynasil, Optometrics, or their respective affiliates, directors or officers (or associates of such directors or officers), however it is noted that, from time to time, the Registrant has used Optometrics as an independent third party provider of optical coatings. The agreement also contains customary representations and warranties, covenants and mutual indemnification rights. The Registrant has also agreed that it will not compete with the optical thin film filter business for a period of five years following the sale. Copies of the Asset Purchase Agreement and a press release describing the completed transaction are attached as Exhibits 2.1 and 99.1 to this Report on Form 8-K.

The information set forth under Item 2.01 below is incorporated here by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On January 18, 2008, the Registrant sold its custom optical thin film product line to Dynasil, through its Optometrics subsidiary, for $250,000. The Registrant will also receive a royalty of 25% of revenues exceeding $300,000 annually from the purchased customer list for a three year period. The assets sold include equipment, certain inventory, intellectual property, and a customer list, and the assets will be relocated to Optometrics’ Ayer, MA location within six months. The Registrant had no previous material relationship with Dynasil, Optometrics or their respective affiliates, directors or officers (or associates of such directors or officers), however it is noted that, from time to time, the Registrant has used Optometrics as an independent third party provider of optical coatings. A copy of the press release describing the completed transaction is attached as Exhibit 99.1 to this Report on Form 8-K.

The information set forth under Item 1.01 above is incorporated here by reference.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibit Number	Title

	2.1	Asset Purchase Agreement dated January 18, 2008 between Precision Optics Corporation, Inc. and Optometrics Corporation.

	99.1	Press Release issued by Precision Optics Corporation, Inc. on January 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION OPTICS CORPORATION, INC.

Date: January 25, 2008	By:	/s/ Richard E. Forkey
Name: Richard E. Forkey
Title: Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

2.1	Asset Purchase Agreement dated January 18, 2008 between Precision Optics Corporation, Inc. and Optometrics Corporation.

99.1	Press Release issued by Precision Optics Corporation, Inc. on January 22, 2008.